UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 12, 2013, GenCorp Inc. (“GenCorp”) and United Technologies Corporation (“UTC”) entered into an Amended and Restated Stock and Asset Purchase Agreement, (the “Amended and Restated Purchase Agreement”), which amends and restates the Stock and Asset Purchase Agreement, dated as of July 22, 2012, as amended, by and between UTC and GenCorp (the “Original Purchase Agreement”), pursuant to which GenCorp and UTC have agreed to the previously announced proposed acquisition of UTC’s Pratt & Whitney Rocketdyne business (the “Acquisition”), subject to the terms and conditions therein.

The Amended and Restated Purchase Agreement modifies the Original Purchase Agreement to provide, among other things, that (i) GenCorp is not obligated to acquire the 50% membership interest of RD Amross, LLC, a Delaware limited liability company (“RDA”) owned by UTC or the portion of the Pratt & Rocketdyne business that markets and supports the sale of RD 180 engines (the “RDA Acquisition”) until certain conditions have been met, and (ii) $55 million of the Acquisition purchase price shall be payable to UTC upon such time as the RDA Acquisition may occur, if at all.

The description of the Amended and Restated Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the consummation of the Acquisition, GenCorp added Pratt & Whitney Rocketdyne, Inc. (“PWR”), Arde, Inc. (“Arde”) and Arde-Barinco, Inc. (“Arde-Barinco”) as subsidiary guarantors under its senior credit facility pursuant to that certain Joinder Agreement, dated as of June 14, 2013, by and among PWR, Arde, Arde-Barinco, GenCorp and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent.

In connection with the release from escrow of the proceeds of the January, 2013 offering of the 7.125% Second-Priority Senior Secured Notes due 2021 (the “Notes”), GenCorp entered into (i) that certain Second Lien Security Agreement, dated as of June 14, 2013, by and among GenCorp, the Material Domestic Subsidiaries of GenCorp from time to time party thereto, and U.S. Bank National Association (“U.S. Bank”), as collateral agent under that certain Indenture (the “Indenture”), dated as of January 28, 2013, by and among GenCorp, Aerojet-General Corporation (“Aerojet”), as guarantor, and U.S. Bank, as trustee and collateral agent, and (ii) that certain intercreditor agreement, dated as of June 14, 2013, by and between Wells Fargo and U.S. Bank.

Also in connection with the consummation of the Acquisition, GenCorp added PWR, Arde and Arde-Barinco as additional guarantors to the Indenture, pursuant to the first supplemental indenture, dated as of June 14, 2013, by and among GenCorp, PWR, Arde, Arde-Barinco and U.S. Bank.  PWR, Arde and Arde-Barinco also entered into (i) that certain joinder agreement, dated as of June 14, 2013, to the purchase agreement providing for the issuance and sale of the Notes, dated as of January 18, 2013, by and among GenCorp, Aerojet and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc as initial purchasers (the “Initial Purchasers”) of the Notes, and (ii) that certain joinder agreement, dated as of June 14, 2013, to the registration rights agreement, dated as of January 28, 2013, by and among GenCorp, Aerojet, as guarantor, and the Initial Purchasers.

The description of the documents contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On June 14, 2013, GenCorp completed its acquisition of substantially all operations of the Pratt & Whitney Rocketdyne business from UTC pursuant to the Amended and Restated Purchase Agreement.  The aggregate consideration to UTC was $411 million, paid in cash, which represents the initial purchase price of $550 million reduced by $55 million relating to the future RDA Acquisition, and further adjusted for customer advances, capital expenditures and net asset adjustments as provided for in the Amended and Restated Purchase Agreement, subject further to post-closing adjustments as provided therein.  The foregoing description of the Acquisition and the Amended and Restated Purchase Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

On June 10, 2013, the Federal Trade Commission (“FTC”) announced that it closed its investigation into the Acquisition under the the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  GenCorp was not required to divest its Liquid Divert and Attitude Control Systems business in order to consummate the Acquisition.

On June 14, 2013, GenCorp issued a press release announcing the completion of the Acquisition.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Stock and Asset Purchase Agreement, dated as of June 12, 2013, by and between United Technologies Corporation and GenCorp Inc. *

4.1
First Supplemental Indenture, dated as of June 14, 2013, among GenCorp Inc., Pratt & Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc. and U.S. Bank National Association to the Indenture, dated as of January 28, 2013, with respect to the 7.125% Second Priority Senior Secured Notes due 2021.

10.1	Second Lien Security Agreement dated as of June 14, 2013, among GenCorp Inc., the Material Domestic Subsidiaries signatory thereto and U.S. Bank National Association.

10.2
Joinder Agreement dated as of June 14, 2013 by and among Pratt &Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc., GenCorp Inc. and Wells Fargo Bank, National Association to that certain Second Amended and Restated Credit Agreement, dated as of November 18, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified) by and among GenCorp Inc., the Material Domestic Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association.

10.3	Intercreditor Agreement dated as of June 14, 2013 by and between Wells Fargo Bank, National Association and U.S. Bank National Association.

10.4
Purchase Agreement Joinder, dated as of June 14, 2013, by Pratt & Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc. and Morgan Stanley & Co. LLC to that certain Purchase Agreement, dated as of January 18, 2013, by and among GenCorp Inc., Aerojet-General Corporation and the Initial Purchasers named therein.

10.5
Joinder Agreement dated as of June 14, 2013, by Pratt & Whitney Rocketdyne, Inc., Arde, Inc. and Arde-Barinco, Inc. to that certain Registration Rights Agreement, dated as of January 28, 2013, by and among GenCorp Inc., Aerojet-General Corporation, Morgan Stanley & Co., LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc.

99.1	Press release issued by GenCorp Inc. on June 14, 2013

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  GenCorp Inc. hereby undertakes to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2013	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Stock and Asset Purchase Agreement, dated as of June 12, 2013, by and between United Technologies Corporation and GenCorp Inc. *

4.1
First Supplemental Indenture, dated as of June 14, 2013, among GenCorp Inc., Pratt & Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc. and U.S. Bank National Association to the Indenture, dated as of January 28, 2013, with respect to the 7.125% Second Priority Senior Secured Notes due 2021.

10.1	Second Lien Security Agreement dated as of June 14, 2013, among GenCorp Inc., the Material Domestic Subsidiaries signatory thereto and U.S. Bank National Association.

10.2
Joinder Agreement dated as of June 14, 2013 by and among Pratt &Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc., GenCorp Inc. and Wells Fargo Bank, National Association to that certain Second Amended and Restated Credit Agreement, dated as of November 18, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified) by and among GenCorp Inc., the Material Domestic Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association.

10.3	Intercreditor Agreement dated as of June 14, 2013 by and between Wells Fargo Bank, National Association and U.S. Bank National Association.

10.4
Purchase Agreement Joinder, dated as of June 14, 2013, by Pratt & Whitney Rocketdyne, Inc., Arde, Inc., Arde-Barinco, Inc. and Morgan Stanley & Co. LLC to that certain Purchase Agreement, dated as of January 18, 2013, by and among GenCorp Inc., Aerojet-General Corporation and the Initial Purchasers named therein.

10.5
Joinder Agreement dated as of June 14, 2013, by Pratt & Whitney Rocketdyne, Inc., Arde, Inc. and Arde-Barinco, Inc. to that certain Registration Rights Agreement, dated as of January 28, 2013, by and among GenCorp Inc., Aerojet-General Corporation, Morgan Stanley & Co., LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc.

99.1	Press release issued by GenCorp Inc. on June 14, 2013

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  GenCorp Inc. hereby undertakes to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.